CONVERTIBLE BONDS (Tables)	12 Months Ended
Dec. 31, 2022
Seamless Group Inc [Member]
SCHEDULE OF CONVERTIBLE BONDS

	December 31,
	2022	2021
	US$	US$

Convertible Bond A	—	—
Convertible Bond B	—	20,000,000
Convertible Bond C	—	1,000,000
Convertible Bond D	10,000,000	—
Total principal	10,000,000	21,000,000
Less: unamortized debt discount	(807,860)	(4,246,810)
Net carrying amount	9,192,140	16,753,190
Less: maturing within one year	(9,192,140)	(7,561,050)
	—	9,192,140